UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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VMware, Inc.

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Your Vote Counts! VMWARE, INC. 2022 Annual Meeting Vote by July 11, 2022 11:59 PM ET You invested in VMWARE, INC., and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 12, 2022. Vote Virtually at the Meeting* July 12, 2022 8:30 AM PDT Virtually at: www.virtualshareholdermeeting.com/VMW2022 *Please check the meeting materials for any special requirements to attend the meeting. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D86609-P68065 Get informed before you vote You can view the Notice and Proxy Statement and Annual Report online OR receive a free paper or email copy of the material(s) by requesting prior to June 28, 2022. If you would like to request a copy of the material(s) for this or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. VMWARE, INC. 3401 HILLVIEW AVE. PALO ALTO, CA 94304

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D86610-P68065 1. Election of Directors Nominees: 1c. Paul Sagan 1a. Nicole Anasenes 2. An advisory vote to approve named executive officer compensation, as described in VMware’s Proxy Statement. 1b. Marianne Brown 3. To ratify the selection by the Audit Committee of VMware’s Board of Directors of PricewaterhouseCoopers LLP as VMware’s independent auditor for the fiscal year ending February 3, 2023. NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment thereof. For For For For For